EXHIBIT 10.1

                             NOTE PURCHASE AGREEMENT


                       SENIOR NOTES DUE DECEMBER 21, 2003


     This Note Purchase Agreement is made as of the 21st day of December, 1998 (this "Agreement"), by and between OMNIPOINT CORPORATION, a Delaware corporation (the "Company "), for the purposes set forth herein, IBJ SCHRODER BANK & TRUST COMPANY, as paying agent (together with any successor thereto appointed pursuant to Section 13.4) (the "Paying Agent") and the initial Purchasers set forth in Schedule A hereto and such other Purchaser or Purchasers as shall join in and become a party to this Agreement at any Subsequent Closing (as defined in Section 3.2 below) and whose names are set forth on supplements to Schedule A (each such supplement a "Supplement") (the "Purchasers"). Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Section", "Schedule" or an "Exhibit" are, unless otherwise specified, to a Section of this Agreement or to a Schedule or an Exhibit attached to this Agreement.

1.   AUTHORIZATION OF NOTES.

     The Company has authorized the issue and sale of its Senior Notes due December 21, 2003 (the "Notes", such term to include any such notes issued in substitution therefor pursuant to Article 13 of this Agreement or in the form of Book-Entry Notes pursuant to Section 9.12), initially in the aggregate original principal amount of $125,000,000 on the First Closing Date, subject from time to time to increase without the consent of, or prior notice to, the Holders by an amount as the Company in its sole discretion may determine (provided that (i) the Holders shall have no right or obligation to purchase any of the Notes offered pursuant to any such proposed increase, other than pursuant to a written offer, if any, made by the Company to a Holder and the acceptance thereof by such Holder, (ii) the aggregate principal amount of all such Notes issued and sold at any and all Subsequent Closings shall in no event exceed the aggregate original principal amount of $75,000,000 and the aggregate principal amount of all such Notes issued and sold at the First Closing and all Subsequent Closings shall in no event exceed the aggregate original principal amount of $200,000,000 and (iii) after any Subsequent Closing of the sale of any Notes in respect of any such proposed increase, the Company shall promptly furnish each of the Holders with written notice of any such sale). The Notes shall be represented by the Book-Entry Note substantially in the form set out in Exhibit 1, with such changes therefrom, if any, as may be approved by the Purchasers and the Company. The Notes shall be issuable only in registered form without coupons and only in denominations of $1,000 in principal amount and any integral multiple thereof. The Notes will be unsecured obligations of the Company ranking pari-passu in right of payment with all existing and future senior obligations of the Company and will rank senior to all existing and future subordinated obligations of the Company that is, by its terms or by the terms of the agreement or instrument governing such obligations, expressly subordinated in right of payment to the Notes.


2.   SALE AND PURCHASE OF NOTES.

     Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount set forth opposite the name of such Purchaser on Schedule A hereto and each Supplement thereto at a purchase price of 100% of the principal amount thereof. Each Purchaser's obligation hereunder is a several and not a joint obligation, and no Purchaser shall have any obligation or liability to any Person for the performance or non-performance by any other Purchaser hereunder.


3.   CLOSING.

3.1 The First Closing.

     The initial closing (the "First Closing") of the sale and purchase of the Notes to be purchased by the Purchasers set forth on Schedule A shall occur at the offices of Piper & Marbury L.L.P., counsel to the Company, at 1251 Avenue of the Americas, New York, New York 10020-1104 on December 21, 1998 or such other Business Day as may be agreed upon by the Company and such Purchasers (such date, the "First Closing Date"). At the First Closing, (i) the Company will execute and deliver a single Book-Entry Note, and a Company's Order to the Paying Agent, as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC, and the Paying Agent will cause delivery of the Notes represented by the Book Entry Note by book-entry transfer in DTC for credit to the account of each Purchaser indicated on said Schedule A hereof and (ii) each such Purchaser shall pay, or cause the payment in immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds to an account of the Company as specified by the Company. If at the First Closing the Company shall fail to tender such Notes to the Purchasers as provided above in this Section 3.1, or any of the conditions specified in
Section 4 shall not have been fulfilled to such Purchasers' satisfaction, each such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights it may have by reason of such failure or such nonfulfillment.

3.2 Subsequent Closings.

     The subsequent closings after the First Closing (each such closing a "Subsequent Closing"), if any, of the sale and purchase of the Notes to be purchased by the Purchaser set forth in applicable Supplement shall occur at the offices of Piper & Marbury, L.L.P. counsel to the Company, at 1251 Avenue of the Americas, New York, New York 10020-1104 on such Business Day as may be agreed upon by the Company and each such Purchaser (the date of each Subsequent Closing, the "Subsequent Closing Date"). At each Subsequent Closing, (i) the Company will execute and deliver a single Book-Entry Note and a Company's Order to the Paying Agent as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC, and the Paying Agent will cause delivery of the Notes represented by the Book Entry Note by book-entry transfer in DTC for credit to the account of each Purchaser indicated on the applicable Supplement and (ii) each such Purchaser shall (x) execute and deliver a joinder and consent to this Agreement in form and substance satisfactory to the Company, the Paying Agent and each such Purchaser and (y) pay, or cause the payment in immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds to an account of the Company as specified by the Company. If at the Subsequent Closing the Company shall fail to tender such Notes to the Purchasers as provided above in this Section 3.2, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchasers' satisfaction, each such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights it may have by reason of such failure or such nonfulfillment.


4.   CONDITIONS TO CLOSING.

     Each Purchaser's obligation to purchase and pay for the Notes to be sold to it at the First Closing and each Subsequent Closing, as applicable, (each such closing shall be referred to as the "Closing") is subject to the fulfillment to its satisfaction, prior to or at the Closing, of the following conditions:

     (a) Representations and Warranties. Each of the representations and warranties of the Company contained in this Agreement, the other Note Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true as of the First Closing Date and each Subsequent Closing Date (each such closing date shall be referred to as the "Closing Date").

     (b) No Default. No Default shall have occurred and be continuing as of the Closing Date.

     (c) No Material Adverse Effect. No Material Adverse Effect shall have occurred as of the Closing Date (other than continuing operating losses of the Company in the ordinary course of business).

     (d) No Change in Law. No change shall have occurred in any law or regulation or interpretations thereof that in the reasonable opinion of any Purchaser would make it illegal for such Purchaser to purchase its Notes and no order of any court or Governmental Body shall have been entered prohibiting the consummation of the transactions contemplated by the Note Documents.

     (e) Note Documents. Each Purchaser shall, to the extent requested prior to the Closing, have received a Definitive Note or Book Entry Note, duly executed and delivered by the Company, as well as each of the other Note Documents, which shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Purchasers and their counsel.

     (f) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated hereby and by the other Note Documents shall be satisfactory to each of the Purchasers and their counsel, and each Purchaser shall have received such secretary's certificates (including a certificate that the conditions under clauses (a) and (b) of this Article 4 have been satisfied), a certificate of good standing for the Company from the Secretary of State of Delaware, and other copies of documents with respect thereto as it may reasonably request.

     (g) Opinion of Counsel to the Company. Each of the Purchasers shall have received a favorable legal opinion of counsel to the Company addressed to the Purchasers, dated as of the Closing Date, in form and substance satisfactory to the Purchasers.

     (h) Approvals, Permits. The Company shall have obtained all Federal, state and local governmental and regulatory consents, approvals, Licenses and permits, including any third-party consents, as required or necessary for the Company to issue Notes hereunder, and all such consents, approvals, Licenses and permits shall remain in effect; all applicable waiting periods shall have expired without any action being taken by any competent authority; no law or regulation shall be applicable in the judgment of the Purchasers that restrains, prevents or imposes materially adverse conditions upon the Notes or the operation of the Company's business and the Purchasers shall receive a certificate of an authorized officer of the Company to that effect dated the Closing Date.

     (i) Litigation. There shall exist no action, suit, investigation, litigation or proceeding pending or threatened in any court or before any arbitrator or governmental instrumentality that could in the reasonable opinion of the Purchasers have a Material Adverse Effect.

     (j) Financial Statements. The Purchasers shall have received the audited financial statements of the Company and its Subsidiaries for the fiscal year ended December 31, 1997, and the unaudited financial statements of the Company and its Subsidiaries for the fiscal quarter ended September 30, 1998.

     (k) Prepaid Interest. With respect to the First Closing only, the Company shall have paid the Prepaid Interest in respect of the Notes purchased at the First Closing. At any Subsequent Closing, the Company shall have paid the Prepaid Interest in respect of the Notes purchased at any such Subsequent Closing.

     (l) Purchase Permitted By Applicable Law, etc. On the Closing Date the purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which each Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject any Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer's Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable it to determine whether such purchase is so permitted.

     (m) Payment of Fees. The Company shall have paid all accrued fees and expenses of the Purchasers, to the extent payable hereunder and invoiced (including the reasonable fees and expenses of Purchaser's counsel). (n) CUSIP Number. A CUSIP number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.


5.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company represents and warrants to the Purchasers as follows:

Section 5.1 Corporate Authority.

     (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation or organization. The Company has all requisite corporate power to own its Property and conduct its business as now conducted and as presently contemplated. The Company is in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where such qualification is necessary in order to conduct its business as now conducted except where a failure to be so qualified would not have a Material Adverse Effect.

     (b) The execution, delivery and performance of this Agreement and the other Note Documents to which the Company is or is to become a party and the transactions contemplated hereby and thereby are within the corporate authority of the Company, have been duly authorized by all necessary corporate proceedings, do not conflict with or result in any breach or contravention of any provision of material law, statute, rule or regulation to which the Company is subject or any judgment, order, writ, injunction, license or permit applicable to the Company, and do not conflict with any provision of the corporate charter or bylaws of, or any agreement or other instrument binding upon, the Company.

     (c) The execution and delivery of this Agreement and the other Note Documents to which the Company is or is to become a party will result in valid and legally binding obligations of the Company enforceable against the Company in accordance with the respective terms and provisions hereof and thereof,except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.


Section 5.2 Governmental Approvals.

     The execution, delivery and performance by the Company of this Agreement and the other Note Documents to which the Company is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any Governmental Body other than those already obtained and for any subsequent informational filing with the Commission.


Section 5.3 Title to Properties.

     The Company owns through one or more direct and indirect Subsidiaries all of the assets reflected in its consolidated balance sheet at December 31, 1997 or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases, conditional sales-agreements, title-retention agreements, Liens or other encumbrances, except Permitted Liens.

Section 5.4 Financial Statements.

     (a) The Purchasers have been provided the audited consolidated balance sheet of the Company as at December 31, 1997, and the audited consolidated statement of income and cash flow statement of the Company for the fiscal year then ended, and such balance sheet and statement of income and cash flow have been certified by the Company's independent certified public accountants and accompanied by an unqualified opinion of such accountants. Such balance sheet and statement of income and cash flow have been prepared in accordance with GAAP and fairly present the financial condition of the Company as at the close of business as of such date and the results of operations for the fiscal year then ended. There are no Contingent Obligations of the Company as of such date involving material amounts, known to the officers of the Company that were not disclosed in such balance sheet and the notes related thereto.

     (b) The Purchasers have been provided the unaudited consolidated balance sheet of the Company as of September 30, 1998, and the unaudited consolidated statement of income and cash flow statement of the Company for the nine months then ended. Such balance sheet and statement of income and cash flow have been prepared in accordance with GAAP and fairly present the financial condition of the Company as at the close of business on the date thereof and the results of operations for the nine months then ended, subject to year-end adjustments.
There are no Contingent Obligations of the Company as of such date involving material amounts known to the officers of the Company, that were not disclosed in such balance sheet and the notes related thereto.


Section 5.5 No Material Adverse Effect, Etc.

     Since December 31, 1997, there has occurred no Material Adverse Effect (other than continuing losses of the Company as disclosed in the Company's unaudited consolidated balance sheet and statement of cash flow delivered to the Purchasers pursuant to Section 5.4(b)).


Section 5.6 Franchises, Licenses, Patents, Copyrights, Etc.

     The Company and each of its Subsidiaries have all material Licenses (including FCC Licenses), franchises, patents, copyrights, trademarks, trade names, or other Intellectual Property, individually or in the aggregate, that are material for the conduct of the Company's business as now conducted. The FCC Licenses are not the subject of any pending or, to the best of the Company's knowledge, threatened appeal, revocation, revocation proceeding or any other similar action or proceeding. The Company and each of its Subsidiaries is in compliance with the FCC Licenses.


Section 5.7 Litigation.

     There are no actions, suits, proceedings or investigations of any kind pending or, to the best of the Company's knowledge, threatened, against the Company or any of its Subsidiaries before any court, tribunal or administrative agency or board (including the FCC) that, if adversely determined, might, either in any case or in the aggregate, have a Material Adverse Effect.


Section 5.8 Compliance with Other Instruments, Laws, Etc.

     The Company and each of its Subsidiaries are not in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its Properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or have a Material Adverse Effect.


Section 5.9 Tax Status.

     The Company

     (a) has made or filed all Federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject or filed extensions therefor;

     (b) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and for which the Company has set aside on its books adequate reserves; and

     (c) has set aside on its books provisions reasonably adequate for the payment of all taxes for all elapsed periods.

There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.


Section 5.10 No Default.

     No Default has occurred and is continuing.

Section 5.11 Holding Company and Investment Company Acts.

     The Company is not a "holding company", or a "subsidiary company" of a "holding company", or an affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940.


Section 5.12 FCC Matters.

     The Company and its Subsidiaries have duly and timely filed all filings which are required to be filed by it under the Communications Act, the failure to file which could reasonably be expected to have a Material Adverse Effect and is in all material respects in compliance with the Communications Act, including the rules and regulations of the FCC applicable to it, the failure to be in compliance with which could reasonably be expected to have a Material Adverse Effect.

Section 5.13 Tariffs.

     No action to change, alter, rescind or otherwise terminate the tariffs containing service regulations or any rates and charges for commercial mobile radio services which, if adversely determined, would have a Material Adverse Effect, is pending or known by the Company to be under consideration.


Section 5.14 Disclosure.

     This Agreement and the statements and documents referred to herein or delivered to the Purchasers by or on behalf of the Company pursuant hereto and the Company's publicly filed reports under the Exchange Act, taken together, contain no untrue statement of a material fact or fail to state a material fact which would be necessary to make the statements (taken as a whole) herein and therein not misleading at such time.


Section 5.15 Certain Transactions.

     None of the officers, directors, or employees of the Company or its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.


Section 5.16 Employee Benefit Plans.

     The Company and each of its Subsidiaries are in compliance with all minimum funding requirements applicable to any pension or other employee benefit or employee contribution plans which are subject to ERISA or to the IRC. Such plans have been maintained and are, in all material respects, in compliance with the provisions of ERISA and the IRC, and the rules and regulations thereunder, which are applicable to any such plan. To the best of the Company's knowledge no event or condition exists which would permit any such plan to be terminated under circumstances which would cause the lien provided for in Section 4068 of ERISA to attach to the assets of the Company or any of its Subsidiaries. The Company is not a party to any Multiemployer Plan and has not incurred any liability as a result of a complete or partial withdrawal from a Multiemployer Plan.


Section 5.17 Regulations T, U and X.

     No portion of the proceeds of any Note shall be used or obtained for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.


Section 5.18 Environmental Compliance.

     To the best of the Company's knowledge, the Company and each of its Subsidiaries are in compliance with all applicable Environmental Laws relating to the operation of its business except where the failure to so comply would not have a Material Adverse Effect on the Company.

Section 5.19 Private Offering by the Company.

     Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Purchasers, each of which has been offered the Notes at a private sale for investment. The Company shall not have offered any other securities which offering could be integrated with the placement of the Notes hereunder. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.


6.       REPRESENTATIONS OF THE PURCHASER.

Section 6.1 Purchase for Investment.

     Each Purchaser represents that it has received all information necessary to make its investment decision with respect to its purchase of the Notes and as it may have otherwise requested and that it is purchasing the Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof except in accordance with the Securities Act, provided that the disposition of such Purchaser's property shall at all times be within its control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes under the Securities Act. Each Purchaser represents that it is not an "affiliate" (as defined in Rule 144 under the Securities Act) of the Company, it is not acting on behalf of the Company and it is a "Qualified Institutional Buyer" within the meaning of Rule 144A promulgated under the Securities Act or an institutional "Accredited Investor" within the meaning of Rule 501(a)(1),(2), (3) or (7) promulgated under the Securities Act (the "Institutional Investor"). Such acquisition will be for its own account or for the account of another Qualified Institutional Buyer or Institutional Accredited Investor.

Section 6.2 Source of Funds.

     Each Purchaser represents that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by it to pay the purchase price of the Notes to be purchased by it hereunder:

     (a) if such Purchaser is an insurance company, the Source does not include plan assets allocated to any separate account maintained by such Purchaser in which any employee benefit plan (or its related trust) has any interest, other than a separate account that is maintained solely in connection with such Purchaser's fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

     (b) the Source is either (i) an insurance company pooled separate account, within the meaning of Prohibited Transaction Exemption ("PTE") 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as such Purchaser has disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

     (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

     (d) the Source is a governmental plan; or

     (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

     (f) the Source does not include Plan assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

7.       INFORMATION AS TO COMPANY.

         The Company shall deliver or cause to be delivered to each Holder the following:

     (a) As soon as practicable, but in any event not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year of Company, copies of the internally prepared unaudited consolidated balance sheet of Company, as at the end of such quarter, and the related consolidated statement of income and statement of cash flow for the portion of Company's fiscal year then elapsed, all in reasonable detail, prepared in all material respects in accordance with GAAP, together with a certification by the principal financial or accounting officer of Company that the information contained in such financial statements fairly presents the financial position of Company on the date thereof (subject to normal year-end adjustments).

     (b) As soon as practicable, but in any event no later than 90 days after the end of each fiscal year (commencing with the fiscal year ended December 31, 1998) of Company, the audited consolidated balance sheet of Company as at the end of such year, and the related audited consolidated statement of income and audited consolidated statement of cash flow for such year prepared in accordance with GAAP. Such balance sheet shall contain a certified audit report of a nationally recognized independent certified public accounting firm satisfactory to the Holders, such satisfaction being acknowledged by the execution of this Agreement, which report shall contain an unqualified opinion of such accounting firm. The annual financial statements shall also be accompanied by a management letter of Company's accountants (only to the extent otherwise obtained by Company).

     (c) Simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the principal financial or accounting officer of Company or the Company, as the case may be, substantially in the form of Exhibit 2.

     (d) Promptly upon request of any Holder, the Company shall provide such Holder, and any qualified institutional buyer or accredited investor designated by such Holder, such financial and other information (including, but not limited to, copies of all Note Documents, as amended and of the most recent financial statements delivered to the Holders pursuant to Section 7) as is necessary in order to permit compliance with the information requirements of Rule 144A(d)(4) under the Securities Act in connection with the resale of Notes, except at such times as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. For purposes of this paragraph, the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act and "accredited investor" shall have the meaning specified in Rule 501(a) under the Securities Act.

     (e) Within ten (10) days of delivery, such other public notices, information and data with respect to the Company as the Company delivers to the holders of its Common Stock, the Commission or any securities exchange on which the Capital Stock of the Company may be listed and such other information and data as such Purchaser may from time to time reasonably request.


8.       TERMS OF THE NOTES.

Section 8.1 Term.

     The Company shall repay the outstanding principal amount of the Notes on the Maturity Date, with no required amortization prior thereto.


Section 8.2 Interest.

     (a) Base Interest. Base Interest on the unpaid principal balance of the Notes shall accrue at a fixed rate of 14% per annum ("Base Interest") and shall be due and payable in accordance with the terms of the Notes.

     (b) Interest on Overdue Amounts. Any amounts past due shall accrue interest at the rate of 16% per annum and shall be due and payable in accordance with the terms of the Notes.

     (c) Additional Interest.

                  (i) Until the Company consummates a Strategic Equity Issuance the Company will make monthly payments to each Holder of a Note (other than PIK Senior Notes) of additional interest (the "Additional Interest") equal to the product of (x) the original principal amount of each such Holder's Note (exclusive of any and all interest thereon, whether accrued and unpaid or accreted and evidenced by any PIK Senior Notes) and (y) the following factors, commencing on the one month anniversary of the Closing Date and continuing on the like day of each calendar month thereafter during the applicable periods set forth below so long as such Note remains outstanding:



                                             -------------------------------------------- --------------------------
                                                                Period                              Amount
                     (from and including, to and including)

                                             -------------------------------------------- --------------------------
                                             -------------------------------------------- --------------------------
                                             Closing Date to 18 month anniversary                     00.0050

                                             -------------------------------------------- --------------------------
                                             -------------------------------------------- --------------------------
                                              The  day   after   the  18   month
                                             anniversary   to  00.00625  the  30
                                             month anniversary.

                                             -------------------------------------------- --------------------------
                                             -------------------------------------------- --------------------------
                                             At any time after the 30 month anniversary               00.0075

                                             -------------------------------------------- --------------------------


Except as provided in clause (iii) below, no Additional Interest, or any portion thereof, with regard to a particular month shall be deemed fully earned until the end of such a month so long as no Strategic Equity Issuance has occurred prior to the end of such month, and therefor Additional Interest will not be pro-rated for any incomplete month in which a Strategic Equity Issuance has occurred.

In the event the Capital Stock issued in the Strategic Equity Issuance is exchanged for Redeemable Stock, Additional Interest shall again become payable as and when provided above, commencing on the next such payment date occurring after any such exchange.

                  (ii) Additional Interest payments may be made, at the option of the Company, in whole or in part either (a) in cash, or (b) by the issuance of a number of shares of Common Stock of the Company, the aggregate Share Value of which is as of the date of such payment, equal to the payment to be made by the delivery of such shares. In the Company's discretion, no fractional shares of Common Stock will be issued upon payment pursuant to clause (b). Any fractional interest in a share of Common Stock resulting from such payment pursuant to clause (b) may be paid at the Company's option in cash or by the issuance of a whole share of Common Stock of the Company.

                  (iii) The first three (3) Additional Interest payments (the "Prepaid Interest") in respect of (a) the First Closing shall be prepaid by the Company on the First Closing Date by the issuance of a total of 212,754 shares of Common Stock of the Company (which number of shares is based upon the Purchasers' purchase of the Company's Notes at the First Closing in the aggregate original principal amount of $125 million and will be issued to each such Purchaser at the First Closing on a pro-rata basis, based upon the amount that the original principal amount of a Purchaser's Note bears to such aggregate original principal amount of all Notes purchased at the First Closing) and (b) any Subsequent Closing shall be prepaid by the Company on such Subsequent Closing Date by the issuance of shares of Common Stock of the Company, the number of which is equal to the product of (x) the product of (A) three (3) and
(B) the original principal amount of a Purchaser's Note purchased at such Subsequent Closing and (y) 00.005. The Prepaid Interest shall be non-refundable and deemed fully earned on the First Closing Date and each Subsequent Closing Date, as applicable. The next such interest payment (1) with respect to the Notes purchased at the First Closing shall be due on the four month anniversary of the First Closing Date and (2) with respect to the Notes purchased at any Subsequent Closing shall be due on the four month anniversary of the relevant Subsequent Closing Date.

Section 8.3. Optional Redemption.

     The Notes will be redeemable at the option of the Company, in whole or in part, at any time, or from time to time, upon not less than 30 nor more than 60 days prior notice mailed by first class mail to each Holder's last address as it appears on the Register, subject to (i) payment of accrued and unpaid Base Interest, if any, to the date of redemption (which may be paid at the Company's option in the form of cash or in PIK Senior Notes as provided in such Notes),
(ii) payment of Additional Interest, but only to the extent that such Additional Interest is due and payable on or prior to the date of redemption as provided in
Section 8.2(c) above (which may be paid at Company's option in the form of cash or in Common Stock of the Company as provided in said Section 8.2(c) above), and
(iii) payment of a premium as set forth below on (x) with respect to any such optional redemption made on or prior to December 15, 1999, the aggregate of such portion of the principal amount of such Notes being redeemed, plus any and all Base Interest accrued on such principal amount to the date of redemption whether unpaid or paid in the form of a PIK Senior Note and any and all Base Interest accrued on any such PIK Senior Note to the date of redemption and (y) with respect to any such optional redemption after December 15, 1999, such portion of the principal amount of the Notes being redeemed (exclusive of any and all interest thereon). Any optional redemption will to the date of redemption be at par plus the premium specified below during the relevant periods (the "Premium").



                   (a)     Prior to the date on which the  Company  consummates  a  Qualified  Vendor
Financing:
                                             ------------------------------------------ ----------------------------
                                                              Period                              Premium
                                              (from and including, to, but excluding)           (% of par)

                                             ------------------------------------------ ----------------------------
                                             ------------------------------------------ ----------------------------
                                             The First Closing Date to the 12 month
                                             anniversary                                8.00%

                                             ------------------------------------------ ----------------------------
                                             ------------------------------------------ ----------------------------
                    The 12 month anniversary to the 24 month
                                anniversary 6.40%

                                             ------------------------------------------ ----------------------------
                                             ------------------------------------------ ----------------------------
                    The 24 month anniversary to the 36 month
                                anniversary 4.80%

                                             ------------------------------------------ ----------------------------
                                             ------------------------------------------ ----------------------------
                    The 36 month anniversary to the 48 month
                                anniversary 3.20%

                                             ------------------------------------------ ----------------------------
                                             ------------------------------------------ ----------------------------
                    The 48 month anniversary to the 60 month
                                anniversary 1.60%

                                             ------------------------------------------ ----------------------------
                                             ------------------------------------------ ----------------------------
                                             At any time from and after the 60 month
                                             anniversary                                0.00%
                                             ------------------------------------------ ----------------------------


                  (b) On and after the date on which the Company consummates a Qualified Vendor Financing:

                                             ------------------------------------------ ----------------------------
                                                              Period                              Premium
                                              (from and including, to, but excluding)           (% of par)

                                             ------------------------------------------ ----------------------------
                                             ------------------------------------------ ----------------------------
                                             The First Closing Date to the 12 month
                                             anniversary                                6.00%

                                             ------------------------------------------ ----------------------------
                                             ------------------------------------------ ----------------------------
                    The 12 month anniversary to the 24 month
                                anniversary 4.80%

                                             ------------------------------------------ ----------------------------
                                             ------------------------------------------ ----------------------------
                    The 24 month anniversary to the 36 month
                                anniversary 3.60%

                                             ------------------------------------------ ----------------------------
                                             ------------------------------------------ ----------------------------
                    The 36 month anniversary to the 48 month
                                anniversary 2.40%

                                             ------------------------------------------ ----------------------------
                                             ------------------------------------------ ----------------------------
                    The 48 month anniversary to the 60 month
                                anniversary 1.20%

                                             ------------------------------------------ ----------------------------
                                             ------------------------------------------ ----------------------------
                                             At any time from and after the 60 month
                                             anniversary                                0.00%

                                             ------------------------------------------ ----------------------------

Section 8.4 Allocation of Partial Redemptions.

     In the case of each partial redemption of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for redemption.


Section 8.5 Maturity; Surrender, etc.

     In the case of each redemption of Notes pursuant to this Article 8, the principal amount of each Note to be redeemed shall mature and become due and payable on the date fixed for such redemption, together with Base Interest on each such principal amount accrued and unpaid to such date, Additional Interest but only to the extent that such Additional Interest is due and payable on or prior to the date of redemption and the applicable Premium, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with interest and the Premium, if any, as aforesaid, interest on such principal amount shall cease to accrue after the redemption date. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note. Upon surrender of any Note that is redeemed in part, the Company will issue a new Note equal in principal amount to the unredeemed portion of such surrendered Note.


Section 8.6 Repurchase of Notes upon Change of Control.

     The Company shall commence within thirty (30) days of the occurrence of a Change of Control an Offer to Purchase all of the Notes at a price equal to the aggregate of (i) 101% of the outstanding principal amount thereof, plus (ii) accrued and unpaid Base Interest thereon, if any, to the Payment Date plus (iii) Additional Interest, if any, which is due and payable on or prior to the Payment Date as provided in Section 8.2(c) above which Additional Interest may be paid at the Company's option in the form of cash or in Common Stock of the Company as provided in said Section 8.2(c) above). A redemption or repurchase by the Company on account of a Holder's acceptance of such an Offer to Purchase shall not constitute an Optional Redemption of the Notes as set forth Section 8.3, and therefore the Company shall have no obligation to pay any Premium with regard to all or any portion of the Notes which are redeemed or repurchased pursuant to this section.

9.       AFFIRMATIVE COVENANTS.

         The Company covenants and agrees that, so long as any Note is outstanding:


Section 9.1 Payment of Notes.

     The Company shall pay the principal of, and interest (including Additional Interest) on, the Notes on the dates and in the manner provided in the Notes and this Agreement.


Section 9.2 Maintenance of Office.

     The Company's chief executive office shall be located at its address for notices specified in Section 18, except that the Company may change its chief executive office on not less than 30-days' advance written notice to the Holders and the Paying Agent.


Section 9.3 Records and Accounts.

     The Company shall (a) keep true and accurate records and books of account in which full, true and correct entries shall be made in accordance with GAAP, and (b)maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its Properties, contingencies and other reserves.


Section 9.4 Corporate Existence; Maintenance of Licenses.

     The Company shall preserve and maintain, and cause each Significant Subsidiary to preserve and maintain, its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each Significant Subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its properties. The Company shall preserve and maintain, and cause each Significant Subsidiary to preserve and maintain, all licenses and other rights to use patents, processes, licenses, trademarks, trade names, inventions, intellectual property rights or copyrights owned or possessed by it and necessary to the conduct of its business. Notwithstanding the foregoing, (i) the Company shall not be required to preserve any such licenses and other rights or the existence of any Significant Subsidiary if the maintenance or preservation thereof is no longer desirable in the conduct of the business of the Company and its Significant Subsidiaries, taken as a whole, and (ii) any Significant Subsidiary may consolidate with, merge into, or sell, convey, transfer, lease or otherwise dispose of all or part of its property and assets to the Company or any other Restricted Subsidiary of the Company.


Section 9.5 Maintenance of Properties.

     The Company shall maintain and preserve, and cause each Significant Subsidiary to maintain and preserve, all of its properties, in good repair, working order and condition, ordinary wear and tear excepted, all as in the judgment of the Company as may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided that nothing in this section shall prevent the Company or any Significant Subsidiary from discontinuing the use, operation, or maintenance of any of such properties or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Company or such Significant Subsidiary, desirable in the conduct of the business of the Company or such Significant Subsidiary.


Section 9.6 Insurance.

     The Company shall maintain, and cause each Significant Subsidiary to maintain, insurance with responsible and reputable insurance companies or associations covering such risks as is customarily carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or such Significant Subsidiary operates, in such amounts, with such deductibles, and by such methods as the Company, in good faith, shall determine to be reasonable and appropriate in the circumstances.


Section 9.7 Taxes.

     The Company shall, and shall cause each Significant Subsidiary to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all material taxes, assessments and other governmental charges imposed upon it; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Company or such Significant Subsidiary has set aside on its books adequate reserves with respect thereto.

Section 9.8 Compliance with Laws, Contracts, Licenses, and Permits.

     The Company shall comply, and cause each Significant Subsidiary to comply, with all Material Contracts and all applicable laws, rules, regulations and orders of any Governmental Body and Licenses, noncompliance with which would have a Material Adverse Effect.

Section 9.9 Compliance with ERISA.

     The Company shall comply, and cause each Significant Subsidiary to comply, with all minimum funding requirements applicable to any pension or other employee benefit or employee contribution plans which are subject to ERISA or to the IRC, and comply, and cause each Significant Subsidiary to comply, in all other material respects with the provisions of ERISA and the IRC, and the rules and regulations thereunder, which are applicable to any such plan. Neither the Company nor any Significant Subsidiary will permit any event or condition to exist which could permit any such plan to be terminated under circumstances which would cause the lien provided for in Section 4068 of ERISA to attach to the assets of the Company or any Significant Subsidiary.

Section 9.10 Compliance with Environmental Laws.

     The Company shall, and shall cause each Significant Subsidiary, to conduct its operations and keep and maintain its property in compliance with all Environmental Laws, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

Section 9.11 Mirror Indebtedness.

     Effective as of the consummation of a Strategic Equity Issuance with regard to any one or more of the Company's Subsidiaries, if any, and so long as conditions exist under the Indentures or Section 10.3, as applicable pursuant to which the Company is required to maintain Mirror Indebtedness in accordance with the terms thereof or hereof, as applicable, the total amount, without duplication, of (i) Mirror Indebtedness owed by the Company's Subsidiaries less
(ii) proceeds of such Mirror Indebtedness that are invested in another Person, other than (a) investments in other Subsidiaries of the Company conducting no operations other than the holding of government licenses or (b) investments in Mirror Indebtedness of other Subsidiaries, plus (iii) capital contributions to the Special Subsidiary, plus (iv) the cash and Temporary Cash Investments held by the Company (not on a consolidated basis), less (v) the outstanding principal amount of the Senior Notes, equals or exceeds the outstanding principal amount of the Notes.

Section 9.12 Book-Entry Form.

     As of each Closing Date respectively (and on the date of issuance of any PIK Senior Notes), the Notes shall be issued in the form of a single typewritten Note representing a Book-Entry Note, and the Holders shall not receive a Definitive Note representing the Holders' interest in such Note, except as provided in Section 9.14. Unless and until Definitive Notes have been issued to the Holders pursuant to Section 9.14:

     (a) the provisions of this Section 9.12 shall be in full force and effect;

     (b) the Company may deal with the Clearing Agency for all purposes (including the payment of principal of an interest on, or any other amounts with respect to, the Book Entry Note) as the authorized representative of such Holder;

     (c) to the extent that the provisions of this Section 9.12 conflict with any other provisions of this Agreement, the provisions of this Section 9.12 shall control;

     (d) the rights of such Holders of such Note shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Holders and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the DTC Agreement, unless and until Definitive Notes are issued pursuant to Section 9.14, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal and interest on, or any other amounts with respect to, the Notes to such Clearing Agency Participant; and

     (e) whenever this Agreement requires or permits actions to be taken based upon instruction or directions of a percentage of the Holders, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from the Holders and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Company.

Section 9.13 Notices to Clearing Agency.

     With respect to any Book-Entry Note, whenever a notice or other communication to the Holders is required under this Agreement, unless and until Definitive Notes shall have been issued to the Holders pursuant to Section 9.14, the Company shall give all such notices and communications specified herein to be given to the Holders to the Clearing Agency and the Paying Agent.

Section 9.14 Definitive Notes.

     With respect to any Book-Entry Note, if (i)(A) the Company advises the Holders in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under the related DTC Agreement, and (B) the Company is unable to locate a qualified successor, or (ii) after the occurrence of an Event of Default, the Holders of at least a majority in aggregate outstanding principal balance of the Notes advise the Company and the Clearing Agency Participants in writing that the continuation of a book-entry system at the Clearing Agency is no longer in the best interests of the Holders, then the Company shall notify all Holders and Paying Agent through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Notes to Holders requesting the same. Upon surrender to the Company of the single typewritten Note with respect to any Closing representing the
Book-Entry Note by the Clearing Agency, accompanied by registration instructions, the Company shall issue the Definitive Notes in accordance with the instructions of the Clearing Agency. Upon the issuance of Definitive Notes, the Company shall recognize the Holders of such Definitive Notes as Holders.

Section 9.15 Registered Issue.

     In the event Notes are not issued asBook-Entry Notes, and all of the Holders subsequently request that the Notes be converted to Book-Entry Notes, the Company hereby agrees to take all steps necessary to so convert such Notes, including executing a Letter of Representation with the Clearing Agency and paying any and all costs and expenses associated with converting the Notes to Book-Entry Notes.

Section 9.16 Indenture.

     At any time after the first anniversary of the First Closing Date, if the Holders holding in the aggregate at least a majority of the Notes shall request a registration of the Notes in accordance with Section 22.2 and such Holders shall so request, the Company shall cooperate with the Holders and shall execute, and pay all reasonable costs and expenses in connection with, the establishment, execution and delivery of an indenture and related documentation in compliance with the TIA, as the Holders shall reasonably deem appropriate and as approved by the Company (which approval will not be unreasonably withheld, delayed or conditioned). The Company shall appoint a trustee in connection with any such indenture as may be reasonably acceptable to the Holders of at least a majority of the aggregate outstanding principal amount of the Notes. In the event the Paying Agent is appointed trustee of such indenture, and if IBJ Schroder Bank & Trust Company and the Company so agree, the obligations of IBJ Schroder Bank & Trust Company as Paying Agent under this Agreement shall be superseded by such indenture.


10.      NEGATIVE COVENANTS.

         The Company covenants and agrees that, so long as any Note is outstanding or any of the Obligations remain unsatisfied:

Section 10.1 Face Amount of Senior Notes.

     The original principal amount of the Senior Notes issued pursuant to the Indentures shall at no time exceed $450,000,000.

Section 10.2 Amendment to Indentures.

     The Company shall not make or permit any amendment, modification or supplement to, or accept any waiver or forbearance of compliance with, any of the Senior Covenants (or of the defined terms in either of the Indentures relevant to such Senior Covenants) without the prior written consent of either
(a) the Holders of at least a majority in outstanding principal amount of the Notes or (b) the holders of a majority in aggregate outstanding principal amount of the Senior Notes and the Notes, provided that if the Company offers a fee to the holders of the Senior Notes for their consent to any such amendment, modification, supplement, waiver or forbearance, the Company shall offer a comparable fee to the Holders for their consent, the payment of which shall be conditioned upon, among other terms applicable to all Holders and holders of Senior Notes, receipt of written consent by such deadline as may be established by the Company in its sole discretion.

Section 10.3 Additional Covenants.

     If for any reason at any time both Indentures shall be terminated or cease to be effective or enforceable against the Company, or the obligations of the Company thereunder or any of the covenants contained in Articles IV or V of either thereof shall have been defeased, whether pursuant to Sections 8.2 or 8.3 thereof or otherwise, or all of the Senior Notes shall cease to be outstanding, whether by payment at maturity, redemption or otherwise, then the covenants set forth in Sections 4.3 through 4.11, 4.18, 4.19, 4.22 and 5.1 of the Indentures (the "Senior Covenants"), with such modifications only as shall be necessary to conform the terminology thereof to the other provisions of this Agreement, shall immediately and without any action or notice by the Holders, the Company or any other Person, become incorporated in this Agreement and a part hereof for all purposes with full force and effect from such date.

Section 10.4 Mirror Indebtedness.

     The Company will not forgive principal of or interest on Mirror Indebtedness, or reduce the interest payable thereon, unless the total amount, without duplication, of (i) the remaining principal amount of Mirror Indebtedness owed by Subsidiaries to the Company less (ii) the proceeds of such Mirror Indebtedness that are invested in another Person, other than (a) investments in other subsidiaries of the Company conducting no operations other than the holding of government licenses or (b) investments in Mirror
Indebtedness of other Subsidiaries, plus (iii) capital contributions to the Special Subsidiary, plus (iv) cash and Temporary Cash Investments held by the Company (not on a consolidated basis) less (v) the outstanding principal amount of the Senior Notes, equals or exceeds the outstanding principal amount of the Notes. The Company shall not need to maintain Mirror Indebtedness if the conditions requiring Mirror Indebtedness (as set forth in Section 9.11 above), at any time, do not exist.


11.      EVENTS OF DEFAULT.

     An "Event of Default" shall occur with respect to the Notes if:

     (a) defaults in the payment of principal of (or Premium, if any, on) any Note when the same becomes due and payable at the Maturity Date, upon acceleration, redemption or otherwise;

     (b) defaults in the payment of interest including without limitation Additional Interest which has become due and payable, if any, on any Note when the same becomes due and payable, and such default continues for a period of 30 consecutive days;

     (c) failure to make or consummate  an Offer to Purchase in accordance  with
Section 8.6;

     (d) defaults in the performance of or breaches of any covenant or agreement of the Company in this Agreement or under the Notes (other than a default specified in clause (a), (b) or (c) above) and such default or breach continues for a period of 30 consecutive days after written notice to the Company by the Holders of 25% or more in aggregate principal amount of the Notes;

     (e) there occurs with respect to the Indentures and the Senior Notes, any Event of Default thereunder and as defined therein (after the expiration of any applicable grace, notice and cure provisions) provided that with respect to events described in Section 6.1(d) of each Indenture, an Event of Default shall occur upon the earlier of (i) the end of the 30 consecutive day period after written notice has been given thereunder or (ii) the later of (x) 90 days after the default or breach of covenant referred to in said Section 6.1(d) of the Indentures and of which the Company has knowledge or (y) written notice to the Company by the Holders of 25% or more in aggregate principal amount of the Notes of such default or breach.

     (f) there occurs with resect to any issue or issues of Indebtedness of the Company or any Significant Subsidiary (other than Indebtedness incurred under the Indentures and the Senior Notes) having an outstanding principal amount greater than $10 million in the aggregate for all such issues of all such Persons, whether such Indebtedness now exists or shall hereafter be created, (A) an event of default that has caused the holder thereof to declare such Indebtedness to be due and payable prior to its Stated Maturity and/or (B) the failure to make a principal payment and such defaulted payment shall not have been made, waived or extended within 30 days of such payment default;

     (g) any final judgment or order (not covered by insurance or indemnification by a Person other than the Company or a Significant Subsidiary, which indemnity party is solvent and has acknowledged responsibility) (treating any deductibles, self-insurance or retention as not so covered) for the payment of money greater than $10 million in the aggregate for all such final judgments or orders shall be rendered against the Company or any Significant Subsidiary and shall not be paid or discharged or bonded over, and there shall be any period of 30 consecutive days following entry of the final judgment or order that causes the aggregate amount for all such final judgments or orders outstanding and not paid or discharged or bonded over to exceed $10 million during which a stay of enforcement of such final judgment or order by reason of a pending appeal or otherwise shall not be in effect;

     (h) a court having jurisdiction in the premises enters a decree or order for (A) relief in respect of the Company or any Significant Subsidiary in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (B) appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or any Significant Subsidiary or for all or substantially all of the property and assets of the Company or any Significant Subsidiary or (C) the winding up or liquidation of the affairs of the Company or any Significant Subsidiary and, in each case, such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

     (i) the Company or any Significant Subsidiary (A) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, (B) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or any Significant Subsidiary or for all or substantially all of the property and assets of the Company or any Significant Subsidiary or (C) effects any general assignment for the benefit of creditors.


12.      REMEDIES ON DEFAULT, ETC.

Section 12.1 Acceleration.

     (a) If an Event of Default with respect to the Company described in paragraph (h) or (i) of Section 11 has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

     (b) If any other Event of Default has occurred and is continuing, the Holders of at least a majority in outstanding principal amount of the Notes may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

     (c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any Holder at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

     (d) Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, Additional Interest which has become due and payable as of the date thereof but excluding Additional Interest not otherwise due and payable as of the date thereof) and (y) the Premium determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.


Section 12.2 Other Remedies.

     If any Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under
Section 12.1, any Holder at the time outstanding may proceed to protect and enforce the rights of such Holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.


Section 12.3 Rescission.

     At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the Holders of at least a majority in outstanding principal amount of the Notes, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Premium, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Premium, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the default rate as set forth in Section 8.2(b), (b) all Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to
Section 17.1, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Default or impair any right consequent thereon.


Section 12.4 No Waivers or Election of Remedies, Expenses, etc.

     No course of dealing and no delay on the part of any Holder in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such Holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any Holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15.1, the Company will pay to the Holder on demand such further amount as shall be sufficient to cover all costs and expenses of such Holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES, PAYING AGENT

Section 13.1 Registration of Notes.

     The Paying Agent shall keep at its principal executive office a register (the "Register") for the registration and registration of transfers of Notes. The name and address of each Holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such Register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and Holder thereof for all purposes hereof, and the Paying Agent shall not be affected by any notice or knowledge to the contrary. The Paying Agent shall give to any Holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered Holders of Notes. In the event that the Notes are in the form of Book-Entry Notes, a Book-Entry Note may not be transferred as a whole except by the Clearing Agency to a nominee of the Clearing Agency, by a nominee of the Clearing Agency to the Clearing Agency or to another nominee of the Clearing Agency, or by the Clearing Agency or any such nominee to a successor Clearing Agency or a nominee of such successor Clearing Agency. A Book-Entry Note will be exchanged by the Company for Definitive Notes only in accordance with Section 9.14.

Section 13.2 Transfer and Exchange of Notes.

     Upon surrender of any Note at the principal executive office of the Paying Agent for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered Holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the Holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such Holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $1,000,000, provided that if necessary to enable the registration of transfer by a Holder of its entire holding of Notes, one Note may be in a denomination of less than $1,000,000, provided further that any Note issued on the Closing Date in a denomination of less than $1,000,000 may be transferred. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), or by acceptance of a beneficial interest therein, shall be deemed to have made the representations set forth in Article 6 and to have agreed to be bound by the provisions of this Agreement and the other Note Documents. Any transferor of a Note or a beneficial interest therein shall notify any prospective purchaser that such transferor may be relying on the exemption from Section 5 of the Securities Act provided by Rule 144A. The Paying Agent shall forward to the Company for cancellation any Notes surrendered to it for transfer, exchange or payment.

Section 13.3 Replacement of Notes.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

     (i) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the Holder of such Note is, or is a nominee for, an original Purchaser or another Holder of a Note with a minimum net worth of at least $50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

     (ii) in the case of mutilation, upon surrender and cancellation thereof, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

Section 13.4 Paying Agent.

     The Company shall appoint and at all times maintain a Paying Agent for the Notes, which Paying Agent shall be reasonably acceptable to the Holders. The Company hereby initially appoints IBJ Schroder Bank & Trust Company ("IBJ") as Paying Agent, and IBJ hereby initially agrees to so act. IBJ (and its successors and assigns) shall maintain an office or agency where Notes may be presented for payment. The term "Paying Agent" includes any additional Paying Agent.

Section 13.5 Appointment of Clearing Agency and Custodian.

     The Company shall appoint The Depository Trust Company ("DTC") to act as depositary with respect to the Book Entry Notes. The Company also initially appoints the Paying Agent to act as securities custodian with respect to the Book-Entry Notes.

         The record date for interest payments shall be the 1st day of the month in which the payment is due for the Base Interest. As to any other applicable interest payments, the record date shall be the close of business on the Business Day immediately preceding any day on which the payment is due.


Section 13.6 Paying Agent to Hold Assets in Trust.

     The Company shall require each Paying Agent to agree in writing that such Paying Agent shall hold in trust for the benefit of Holders all cash, Notes, and any other assets evidencing or relating to the foregoing held by such Paying Agent for the payment of principal of, premium, if any, or interest on, the Notes (whether such assets have been distributed to it by the Company or any other obligor on the Notes), and shall notify the Holders in writing of any Default in making any such payment. The Company at any time may require the Paying Agent to distribute all such assets held by it to the Holders and account for any such assets disbursed and the Holders may at any time during the continuance of any payment Default, upon written request to the Paying Agent, require the Paying Agent to distribute all such assets held by it to the Holders and to account for any such assets distributed. Upon distribution to the Holders of all assets that shall have been delivered by the Company to the Paying Agent, the Paying Agent shall have no further liability for such assets.


Section 13.7 Nature of Duties.

     The Paying Agent shall have no duties or responsibilities except those expressly set forth herein and the Note. Neither the Paying Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by it as such under the Note Documents or hereunder or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Paying Agent shall be mechanical and administrative in nature; the Paying Agent shall not have by reason of the Note Documents a fiduciary relationship in respect of any Holder or any Omnipoint Entity; and nothing in the Note Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Paying Agent any obligations in respect of the Note Documents except as expressly set forth herein or therein.


Section 13.8 Reliance.

     The Paying Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper Person or entity, and, with respect to all legal matters pertaining to the Note Documents and its duties thereunder and hereunder, upon advice of counsel selected by it.


Section 13.9 Compensation and Indemnification.

     (a) The Company covenants and agrees from time to time to pay, and the Paying Agent shall be entitled to, compensation as agreed in writing between the Company and the Paying Agent and the Company covenants and agrees to pay or reimburse the Paying Agent upon its request for all reasonable expenses (including reasonable fees and expenses of counsel to the Paying Agent), disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Agreement except to the extent any such expense, disbursement or advance may arise from the Paying Agent's own gross negligence or bad faith.

     (b) To the extent the Paying Agent is not reimbursed and indemnified by the Company in accordance with Sections 13.9(a) and 15.1(c), the Holders will reimburse and indemnify the Paying Agent, out of any proceeds that such Holders obtain or receive with respect to the Obligatoions, in proportion to their respective principal amounts of Obligations, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Paying Agent in performing its duties hereunder or under the Note Documents, or in any way relating to or arising out of the Note Documents (the "Liabilities") except for those resulting solely from the Paying Agent's own gross negligence or willful misconduct; provided that with respect to any action taken at the request or direction of the Holders, the Holders will reimburse and indemnify the Paying Agent in proportion to their respective principal amounts of Obligations for and against any and all Liabilities. The covenants and indemnities set forth in this Section
13.9 shall survive at the removal or resignation of the Paying Agent and the repayment of all Obligations.


Section 13.10 Duties and Responsibilities of Paying Agent

     The Paying Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Paying Agent.

Section 13.11 Resignation by the Paying Agent.

     The Paying Agent may resign from the performance of all its functions and duties hereunder and under the Note Documents at any time by giving 30 Business Days' prior written notice to the Company and the Holders. Such resignation shall take effect upon the appointment of a successor Paying Agent by the Company pursuant to Section 13.4. If the Paying Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to another corporation, the successor corporation without any further act shall become the Paying Agent hereunder. If a successor Paying Agent is not appointed within such 30 Business Days after the giving of such notice, the Paying Agent may apply to a court of competent jurisdiction for the appointment of a successor Paying Agent.


Section 13.12 Certain Other Matters Relating to the Paying Agent

     The Paying Agent shall be required to make payments only out of immediately available funds supplied to it by the Company on a timely basis. The Paying Agent shall not have any liability for interest on any moneys or securities received by it pursuant to this Agreement, and the Paying Agent shall not be obligated to invest any funds held by it. The Paying Agent shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Agreement or the Notes. The Paying Agent shall not be deemed to have notice or knowledge of any matter unless a Responsible Officer assigned to and working in the Paying Agent's Corporate Trust Administration has actual knowledge thereof or unless written notice thereof is received by the Paying Agent, Attention: Corporate Trust Administration, and such notice references the Notes generally, the Company or this Agreement. As used herein the term "Responsible Officer" means any officer within the Corporate Trust Administration of the Paying Agent (or any successor group of the Paying Agent) or any other officer of the Paying Agent customarily performing functions similar to those performed by any of the above designated officers. The Paying Agent shall be entitled to consult with counsel satisfactory to it (including counsel to the Company) and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel. Notwithstanding Section 17.1, no amendment to this Agreement or the Notes affecting the rights or obligations of the Paying Agent shall be effective as to the Paying Agent without the written consent of the Paying Agent.


14.      PAYMENT ON NOTES.

Section 14.1 Deposit of Payment Amounts.

     On or prior to the date of payment hereunder or pursuant to Section 8, the Company shall deposit with the Paying Agent cash or PIK Senior Notes sufficient to pay the repayment price of, including all accrued and unpaid interest, Premium and other amounts due on, all Notes to be repaid or prepaid on such date. On or prior to the applicable date of payment hereunder, the Company will
(a) deliver or cause to be delivered, directly to the Holders Shares of Common Stock of the Company or deposit with the Paying Agent cash, or a combination thereof, sufficient to pay all Additional Interest and (b) deposit with the Paying Agent cash or PIK Senior Notes, or a combination thereof, sufficient to pay all Base Interest and cash sufficient to pay all others intersts,if any, due and payable under the Notes. The Paying Agent shall promptly return to the Company any cash or PIK Senior Notes so deposited which is not required for that purpose upon the written request of the Company. An installment of principal of or interest on the Notes shall be considered paid on the date it is due if the Paying Agent holds for the benefit of the Holders, on or before 11:00 a.m. New York City time on that date, cash or payment in kind (upon the terms and conditions hereunder) deposited and designated for and sufficient to pay the installment. Notwithstanding anything to the contrary contained herein or elsewhere in this Agreement, the Paying Agent shall have no duty or obligation with regard to the payment of Additional Interest in the form of Common Stock of the Company.

Section 14.2 Home Office Payment.

     So long as any Purchaser or its nominee shall be a holder of any Note (other than a Book-Entry Note), the Company will pay or cause the Paying Agent to pay all sums becoming due on such Note for principal, Premium, if any, and interest including, without limitation, Additional Interest which has become due and payable by the method and at the address specified for such purpose below such Purchaser's name in Schedule A or Supplement thereto, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at such other place of payment most recently designated by the Company. Prior to any sale or other disposition of any Note (other than a Book-Entry Note) held by any Purchaser or its nominee such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section to any Holder that is the direct or indirect transferee of any Note purchased by any Purchaser under this Agreement and that has made the same agreement relating to such Note as such Purchaser has made in this Section. Notwithstanding the foregoing, the Company may deliver any interest payment to the Paying Agent.


15.      EXPENSES, ETC.


Section 15.1 Expenses.

     (a) The Company will pay on demand

          (i) all costs and expenses of the Holders and the Paying Agent incurred in connection with the negotiation and closing of the transactions contemplated by this Agreement, the administration, modification and amendment of the Note Documents and any consents or waivers in connection therewith (including the reasonable fees and expenses of counsel for the Holders and the Paying Agent with respect to the Note Documents, with respect to advising the Holders and the Paying Agent as to their rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Note Documents and with respect to negotiations with the Company or with other creditors of the Company in connection with the Note Documents, or arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding or negotiation involving creditors' rights generally and any proceeding ancillary thereto); and

          (ii) all costs and expenses of the Holders and the Paying Agent in connection with the enforcement of the Note Documents, including in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including the reasonable fees and expenses of counsel for each Holder and the Paying Agent with respect thereto).

     (b) If the Company fails to pay when due any costs, expenses or other amounts payable by it under any Note Document, including fees and expenses of counsel and indemnities, such amount may be paid on behalf of the Company by any Holder and the Paying Agent, in its sole discretion.

     (c) The Company will indemnify each Holder and the Paying Agent and their respective Affiliates and their officers, directors, partners, employees, agents and advisors (each such party entitled to indemnification under this Section 15.1(c), an "Indemnified Party") and hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including reasonable fees and expenses of counsel including, with respect to each other Holder and the Paying Agent reasonable allocated costs and expenses of in-house counsel and legal staff) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with the Notes, this Agreement and other Note Documents and the enforcement thereof, any of the transactions contemplated herein or therein or the actual or proposed use of proceeds of the Notes, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of any investigation, litigation or other proceeding to which the indemnity in this
Section 15.1(c) applies, the indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Company, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. The Company also agrees not to assert any claim against any other Holder, the Paying Agent, any of their Affiliates, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Notes, this Agreement, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Notes.

     (d) Without prejudice to the survival of any other agreement of the Company hereunder, the agreements and obligations of the Company contained in this
Section 15.1 shall survive the removal or resignation of the Paying Agent and the payment in full of principal and interest hereunder and under the Notes and the termination of this Agreement.


16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

                  All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by the Purchasers of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent Holder of a Note, regardless of any investigation made at any time by or on behalf of any Purchaser or any other Holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between the Purchasers, the Paying Agent and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.


17.      AMENDMENT AND WAIVER.

Section 17.1 Amendments, Etc.

     No amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by the Company therefrom, shall in any event be effective unless the same shall be in writing and signed by the Holders of at least a majority in outstanding principal amount of the Notes (and the terms of effectiveness set forth in such amendment, waiver or consent shall be satisfied), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall, unless in writing and signed by each of the Holders affected by any such amendment, waiver or consent and the Paying Agent, do any of the following at any time:

          (i)     waive any of the conditions in Article 4;

          (ii)    amend this Section 17.1;

          (iii)   subject any Holders to any additional obligations;

          (iv) reduce the principal of, or interest on, any Note or any fees or other amounts payable hereunder; or

          (v) postpone any date fixed for any payment of principal of, or interest on, any Note or any fees or other amounts payable hereunder.

     Notwithstanding anything to the contrary contained in this Section 17.1, any amendment to the definition of Strategic Equity Issuance shall be effective upon the written consent of at least a majority in aggregate outstanding principal amount of the Notes.


Section 17.2 Notes Held by Company, Etc.

     Solely for the purpose of determining whether the Holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the Holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.


18.      NOTICES.

All notices and other communications  provided for hereunder shall be in writing
(including   telegraphic,   telecopy   or  cable   communication)   and  mailed,
telegraphed, telecopied, cabled or delivered,

            (a)      if to the Company, at:

                     Omnipoint Corporation
                     Three Bethesda Metro Center
                     Suite 400
                     Bethesda, MD 20814
                     Attn:  Chief Financial Officer
                     (fax no. (301) 951-2518)

                     with a copy to:

                     Piper & Marbury L.L.P.
                     1200 19th Street, N.W.
                     Washington, D.C. 20816
                     Attn: Edwin M. Martin, Jr., Esquire.
                     (fax no. (202) 223-2085)

            (b)      if to any Holder, as indicated in the Register, and


            (c)      if to IBJ Schroder Bank & Trust Company as Paying Agent at:
                     IBJ Schroder Bank & Trust Company
                     Corporate Trust Administration
                     10th/ Floor
                     One State Street
                     New York, New York 10004
                     Attention:  Dealing and Trading Trust Services
                     (fax no. (212) 858-2895)

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, telegraphed, telecopied or cabled, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or delivered to the cable company, respectively.


19.      REPRODUCTION OF DOCUMENTS.

     This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This
Section 19 shall not prohibit the Company or any other Holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.


20.      CONFIDENTIAL INFORMATION.

     For the purposes of this Section 20, "Confidential Information" means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any person acting on such Purchaser's behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or
(d) constitutes financial statements delivered to such Purchaser under Section 7(a) that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser; provided that any Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys and affiliates, (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other Holder of any Note, (iv) any proposed purchaser to which such Purchaser may sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which such Purchaser may offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over any Purchaser, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser's investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to any Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which any Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent any Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under its Notes and this Agreement. Each Holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any Holder of a Note of information required to be delivered to such Holder under this Agreement or requested by such Holder (other than a Holder that is a party to this Agreement or its nominee), such Holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21.      SUBSTITUTION OF PURCHASER.

     Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that such Purchaser has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section
6. Upon receipt of such notice, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of such Purchaser. In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to such Purchaser, and such Purchaser shall have all the rights of an original Holder of the Notes under this Agreement.

22.      REGISTRATION RIGHTS


22.1 Sale or Transfer of Notes and Registrable Shares; Legend.

     (a) The Notes and Registrable Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or (ii) they are being sold or transferred pursuant to an exemption from the registration requirements of the Securities Act.

     (b) Each Note and each certificate representing the Registrable Shares shall bear a legend substantially in the following form:

                  [This Notes has not] [The shares represented by this certificate have not] been registered under the Securities Act of 1933 as amended, and may not be offered, sold or otherwise tranferred, pledged or hypothecated unless and until such shares are registered under such Act or are being offered, sold or otherwise transferred, pledged or hypothecated pursuant to an exemption from the registration requirements of such Act. Each Purchaser of this Note is hereby notified that the seller of this Note may be relying on the exemption from provisions of Section 5 of the Securities Act provided by Rule 144A thereunder and Rule 501(a)(1), (2), (3) or (7)
                  promulgated thereunder.

     The foregoing legend shall be removed from the Notes or from the certificates representing any Registrable Shares, upon appropriate certification of the Holder including at the Company's option an opinion of such Holder's counsel that at such time they become eligible for resale pursuant to Rule 144(k) under the Securities Act.


22.2 Required Registrations.

     (a) At any time after the first anniversary of the Closing Date, a Noteholder or Noteholders holding in the aggregate at least a majority of the Registrable Notes may request the Company, in writing, to effect the registration of Registrable Notes. If the Holders initiating the registration intend to distribute the Registrable Notes by means of an underwriting, they shall so advise the Company in their request. In the event such registration is underwritten, the right of other Noteholders to participate shall be conditioned on such Noteholders' participation in such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Noteholders. Such Noteholders shall have the right, by giving written notice to the Company within thirty (30) days after the Company provides its notice, to elect to have included in such registration such of their Registrable Notes as such Noteholders may request in such notice of election. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration, on any SEC form (e.g., Form S-1 or S-3) then available to the Company, of all Registrable Notes which the Company has been requested to register.

     (b) At any time after the first anniversary of the Closing Date, a Stockholder or Stockholders holding in the aggregate at least a majority of the Registrable Shares may request the Company, in writing, to effect the registration of Registrable Shares. If the holders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. In the event such registration is underwritten, the right of other Shareholders to participate shall be conditioned on such Shareholders' participation in such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within thirty (30) days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration, on any SEC form (e.g., Form S-1 or S-3) then available to the Company, of all Registrable Shares which the Company has been requested to register.

     (c) The Company shall not be required to effect more than one registration pursuant to paragraph (a) above or more than one registration pursuant to paragraph (b) above.

     (d) If at the time of any request to register Registrable Shares or Registrable Notes pursuant to this Section 22.2, the Company is engaged or has fixed plans to engage within thirty (30) days of the time of the request in a registered public offering as to which the Stockholders or Noteholders may include Registrable Shares or Registrable Notes, respectively, pursuant to
Section 22.3 or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of ninety (90) days from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any one year period.


22.3 Incidental Registration of Registrable Shares.

     (a) Whenever the Company proposes to file a Registration Statement with respect to Common Stock of the Company (other than pursuant to Section 22.2 or pursuant to the demand registration rights of other stockholders of the Company), it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders given within twenty (20) days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided that the Company shall have the right, in its sole discretion, to postpone or withdraw any registration effected pursuant to this
Section 22.3 without obligation to any Stockholder.

     (b) In connection with any offering under this Section 22.3 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If in the opinion of the managing underwriter the registration of all, or part of, the Registrable Shares which the Holders have requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect, provided, however, that subject to the required consent, if any, of all holders of registration rights in respect of the Company's Common Stock, such Registrable Shares proposed to be included shall not be reduced or excluded from the underwriting to a number which is less than the lesser of (i) all such Registrable Shares proposed to be included and (ii) the actual number of Registrable Shares issued as Additional Interest payments in accordance with
Section 8.2(c) during the first 12 months after the First Closing Date. If the number of Registrable Shares to be included in the underwriting in accordance with the foregoing is less than the total number of shares which the Holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration and other holders of shares of Common Stock entitled to include shares of Common Stock in such registration ("Other Registrable Shares") shall participate in the underwriting pro rata based upon their total ownership of Registrable Shares and Other Registrable Shares (giving effect to the conversion into Common Stock of all securities convertible thereunto). If any Holder would thus be entitled to include more shares than such Holder requested to be registered, the excess shall be allocated among other requesting Holders pro rata based upon their total ownership of Registrable Shares.

22.4 Registration Procedures.

     If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Notes or Registrable Shares under the Securities Act, the Company shall:

     (a) file with the Commission a Registration Statement with respect to such Registrable Notes or Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

     (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Notes or Registrable Shares covered thereby or one hundred twenty (120) days after the effective date thereof;

     (c) as expeditiously as possible furnish to each selling Noteholder or Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Noteholder or Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Notes or Registrable Shares owned by the selling Noteholder or Stockholder; and

     (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Notes or Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Noteholders or Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Noteholders or Stockholders to consummate the public sale or other disposition in such states of the Registrable Notes or Registrable Shares owned by the selling Noteholders or Stockholder; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

     If the Company has delivered preliminary or final prospectuses to the selling Noteholders or Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Noteholders or Stockholders and, if requested, the selling Noteholders or Stockholders shall immediately cease making offers of Registrable Notes or Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Noteholders or Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Noteholders or Stockholders shall be free to resume making offers of the Registrable Notes or Registrable Shares.

22.5 Allocation of Expenses.

     The Company will pay all Registration Expenses of all registrations under this Agreement; provided, however, that if a registration under Section 22.2 is withdrawn at the request of the Noteholders or Stockholders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Noteholders or Stockholders after the date on which such registration was requested) and if the requesting Noteholders or Stockholders elect not to have such registration counted as a registration requested under subsection 22.2, the requesting Noteholders or Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Notes or Registrable Shares included in such registration. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Section 22.5, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of outside counsel for the Company, the fees and expenses of one outside counsel selected by the selling Noteholders or Stockholders to represent the selling Stockholders up to a cap of $25,000, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Noteholders or Stockholders' own counsel (other than the counsel selected to represent all selling Noteholders or Stockholders).

22.6 Indemnification and Contribution.

     In the event of any registration of any of the Registrable Notes or Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Notes or Registrable Shares, each underwriter of such Registrable Notes or Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Notes or Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

     In the event of any registration of any of the Registrable Notes or Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Notes or Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Notes or Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Noteholders or Stockholders hereunder shall be limited to an amount equal to the proceeds to each Noteholder or Stockholder of Registrable Notes or Registrable Shares sold as contemplated herein.

     Each party entitled to indemnification under this Section 22.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party: in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

     In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Notes or Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 22.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 22.6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Noteholder or Stockholder or any such controlling person in circumstances for which indemnification is provided under this Section 22.6; then, in each such case, the Company and such Noteholder or Stockholder will contribute to the aggregate losses, claims, damages, or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that he public offering price of its Registrable Notes or Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case (A) no such holder will be required to contribute any amount in excess of the proceeds to it of all Registrable Notes or Registrable Shares sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

22.7 Indemnification with Respect to Underwritten Offering.

     In the event that Registrable Notes or Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 22, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

22.8 Information by Holder.

     Each holder of Registrable Notes or Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 22.


22.9 "Stand-Off" Agreement.

     Each Noteholder or Stockholder, if requested by the Company and an underwriter of Notes or Common Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Notes or Registrable Shares or other securities of the Company held by such Noteholder or Stockholder for a specified period of time (not to exceed 180 days) following the effective date of any confidential offering memorandum or Registration Statement filed by the Company with respect to any such securities of the Company. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Registrable Notes or Registrable Shares or other securities subject to the foregoing restriction until the end of the stand-off period.


22.10 Rule 144 Requirements. The Company agrees to:

     (a) Comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

     (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (c) furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act, and (ii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.


22.11 Selection of Underwriter.

     (a) In the case of any registration effected pursuant to this Section 22, the Company shall have the right to designate the managing underwriter in any underwritten offering, subject to the approval of the holders of a majority of the Registrable Notes or Registrable Shares requested to be included in such offering, which approval shall not be unreasonably withheld.


22.12 Survival of Registration Rights.

     The provisions of this Section 22 pertaining to a Stockholder's Registration Rights with regard to Registrable Shares shall survive the repayment or redemption in full of any and all Notes, issued and sold pursuant to this Agreement.



23.      MISCELLANEOUS.


Section 23.1 Successors and Assigns.

     All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.


Section 23.2 Payments Due on Non-Business Days.

     Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Premium or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.


Section 23.3 Severability.

     Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 23.4 Construction.

     Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.


Section 23.5 Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.


Section 23.6 Governing Law.

     This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.

                          OMNIPOINT CORPORATION, as Company


                          By: /s/Harry Plonskier
                          ----------------------
                          Name:  Harry Plonskier
                          Title: Treasurer

                          IBJ  SCHRODER  BANK & TRUST  COMPANY,  as Paying Agent

                          By: /s/Lisa D'Angelo
                          ------------------------------
                          Name : Lisa D'Angelo
                          Title: Assistant Vice President